 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2020

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

107 Audubon Road, Suite 201 Wakefield, MA	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 868-5011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, par value $0.001 per share	SDEV	OTC QB
Common Stock, par value $0.001 per share	SDZ.CN	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

On January 8, 2020, Security Devices International Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, certain grants by the Company of incentive stock options to directors for service on the Company’s Board of Directors, which grants were made on December 31, 2019. The Company is filing this Amendment No. 1 on Form 8-K/A to include additional grants of stock options, restricted stock, and warrants also made by the Company on December 31, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2019 the Company granted the following incentive stock options to its directors for their service on the Company’s board of directors as follows:

  To Donald Levantin, 200,000 options for board service from January to June 2019 and 162,500 options for board service from July to December 2019;
  To Karen Bowling, 125,000 options for board service from January to June 2019 and 162,500 options for board service from July to December 2019;
  To Herbert Hughes, 175,000 options for board service from July to December 2019;
  To each of Beatrice Mitchell and Bill Richards, 162,500 options for board service from July to December 2019; and
  To Paul Jensen, 87,500 options for board service from July to December 2019.

The options vested upon issuance and have an expiry term of five years. The exercise price of each of these stock options is $0.19 (U.S.), and such options were granted in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

On December 31, 2019, the Company also awarded year-end bonuses to certain of its employees and consultants. No cash bonuses were awarded. A total of 2,290,000 options exercisable for shares of the Company’s common stock and 625,000 shares of restricted stock were awarded to 12 individuals. All such options vest upon issuance, have an expiry term of five years, and are exercisable at $0.19 (U.S.). Such options were issued pursuant to, and are governed by, the terms of the Company’s Stock Option Plan. Such options were granted in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act.

On December 31, 2019, the Company also granted 150,000 warrants exercisable for shares of the Company’s common stock to a marketing consultant. The warrants have a strike price of $0.25 (U.S.), vest upon issuance, and expire on February 5, 2021. Such warrants were granted in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act.

In addition, in accordance with the terms of the Purchase and Sale Agreement between the Company and André Buys (“Buys”) dated April 13, 2018, as amended on December 19, 2019 (the “Agreement”), on January 7, 2020, the Company issued 3,866,810 shares of restricted stock to Buys and his designee, 2,946,140 of which were issued to Buys and the balance of which were issued to an unrelated entity designated by Buys. Such shares were issued at a price per share of $0.16 (U.S.), and were issued in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)
Date February 10, 2020
/s/ Bryan Ganz
(Signature)
	Name:	Bryan Ganz
	Title:	Chief Executive Officer